                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of report (date of earliest event reported): October 15, 1998


                                PHARMERICA, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                    0-20606                  11-2310352
           --------                    -------                  ----------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)



                  3611 Queen Palm Drive, Tampa, Florida 33619
--------------------------------------------------------------------------------
                    (Address of principal executive offices)


                                 (800) 237-7676
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                      N/A
--------------------------------------------------------------------------------
          (former name or former address if changed since last report)


ITEM 5. OTHER EVENTS.

     Registrant is filing financial statements pursuant to Item 7 for the acquisition of National Institutional Pharmaceutical Services, Inc. ("NIPSI"), previously reported under Item 2 of the Registrant's Periodic Report on Form 8-K dated September 3, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial statements of businesses acquired

     (i) Audited balance sheet of National Institutional Pharmacy Services, Inc. (excluding Medicare Part B business) as of May 31, 1998, and the related income statement, statements of changes in parent's equity in business and cash flows for the year then ended.


(b) Pro forma financial information. Pro forma financial data for the year ended December 31, 1997 and the six months ended June 30, 1998, reflecting the acquisition by the Company of National Institutional Pharmacy Services, Inc.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Board of Directors and Stockholder of National Institutional Pharmacy Services, Inc.:

We have audited the accompanying balance sheet of National Institutional Pharmacy Services, Inc., Exclusive of Medicare Part B Business (the Company See
Note 1) as of May 31, 1998, and the related income statement, statements of changes in parent's equity in business and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Institutional Pharmacy Services, Inc., Exclusive of Medicare Part B Business as of May 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/S/  ARTHUR ANDERSEN LLP


Albuquerque, New Mexico,
   October 8, 1998

                 NATIONAL INSTITUTIONAL PHARMACY SERVICES, INC.,
                      EXCLUSIVE OF MEDICARE PART B BUSINESS


                                  BALANCE SHEET

                               AS OF MAY 31, 1998


                                     ASSETS

CURRENT ASSETS:
    Cash                                                                                          $    579,317
    Accounts receivable, less allowance for doubtful
        accounts of $2,535,915                                                                       9,353,396
    Intercompany receivables, net                                                                   16,484,012
    Inventory                                                                                        2,787,314
                                                                                                  ------------

           Total current assets                                                                     29,204,039

EQUIPMENT AND LEASEHOLD IMPROVEMENTS, net                                                            1,461,926

GOODWILL AND OTHER INTANGIBLE ASSETS, net of
    accumulated amortization of $658,162                                                             5,799,079

OTHER ASSETS, net                                                                                       85,559
                                                                                                  ------------
           Total assets                                                                           $ 36,550,603
                                                                                                  ============

                                   LIABILITIES AND PARENT'S EQUITY IN BUSINESS

CURRENT LIABILITIES:
    Accounts payable                                                                              $  1,927,505
    Accrued expenses                                                                                 2,575,206
    Demand note payable                                                                             32,000,000
                                                                                                  ------------

           Total liabilities                                                                        36,502,711
                                                                                                  ------------
COMMITMENTS AND CONTINGENCIES

PARENT'S EQUITY IN BUSINESS                                                                             47,892
                                                                                                  ------------
           Total liabilities and parent's equity in business                                      $ 36,550,603
                                                                                                  ============




       The accompanying notes are an integral part of this balance sheet.

                 NATIONAL INSTITUTIONAL PHARMACY SERVICES, INC.,
                      EXCLUSIVE OF MEDICARE PART B BUSINESS


                                INCOME STATEMENT

                         FOR THE YEAR ENDED MAY 31, 1998




NET SALES                                                                              $56,292,914

COST OF SALES                                                                           24,473,958
                                                                                       -----------
           Gross profit                                                                 31,818,956
                                                                                       -----------
OPERATING EXPENSES:
    Labor and benefits                                                                  12,318,403
    Selling, general and administrative                                                  1,953,182
    Supplies                                                                               490,086
    Provision for bad debts                                                              1,234,887
    Vehicle, meals and travel                                                              538,782
    Property operating costs                                                             1,022,775
    Depreciation and amortization                                                          863,776
                                                                                       -----------

           Total operating expenses                                                     18,421,891
                                                                                       -----------
           Income from operations                                                       13,397,065

    Interest expense                                                                     3,238,956
                                                                                       -----------
    Net income before provision for income taxes                                        10,158,109

PROVISION FOR INCOME TAXES                                                               3,533,809
                                                                                       -----------
    Net income                                                                         $ 6,624,300
                                                                                       ===========



         The accompanying notes are an integral part of this statement.

                 NATIONAL INSTITUTIONAL PHARMACY SERVICES, INC.,

                      EXCLUSIVE OF MEDICARE PART B BUSINESS


               STATEMENT OF CHANGES IN PARENT'S EQUITY IN BUSINESS

                         FOR THE YEAR ENDED MAY 31, 1998




BALANCE, at May 31, 1997                                                   $ 21,889,783

    Distributions                                                           (32,000,000)

    Net income                                                                6,624,300

    Capital contribution                                                      3,533,809
                                                                           ------------
BALANCE, at May 31, 1998                                                   $     47,892
                                                                           ============




         The accompanying notes are an integral part of this statement.

                 NATIONAL INSTITUTIONAL PHARMACY SERVICES, INC.,

                      EXCLUSIVE OF MEDICARE PART B BUSINESS


                             STATEMENT OF CASH FLOWS

                         FOR THE YEAR ENDED MAY 31, 1998


CASH FLOWS FROM OPERATING ACTIVITIES:
    Net income                                                                                    $ 6,624,300
    Adjustments to reconcile net income to net cash from
        operating activities-
    Income taxes paid by Parent                                                                     3,533,809
    Depreciation and amortization                                                                     863,775
    Change in operating assets and liabilities-
        Increase in accounts receivable                                                              (584,141)
        Increase in intercompany receivables                                                       (9,687,692)
        Increase in inventory                                                                         (30,959)
        Decrease in prepaids                                                                           23,448
        Decrease in goodwill and other intangible assets                                              120,455
        Decrease in accounts payable                                                                 (995,418)
        Increase in accrued expenses                                                                1,304,371
                                                                                                  -----------

           Net cash flows from operating activities                                                 1,171,948
                                                                                                  -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of fixed assets                                                                        (538,449)
                                                                                                  -----------
           Net cash flows from investing activities                                                  (538,449)
                                                                                                  -----------

NET INCREASE IN CASH                                                                                  633,499

CASH, beginning of year                                                                               (54,182)
                                                                                                  -----------
CASH, end of year                                                                                 $   579,317
                                                                                                  ===========

SUPPLEMENTAL DISCLOSURE:

    Cash paid for interest                                                                        $ 1,066,667
                                                                                                  ===========

NON CASH FINANCING ACTIVITY:

    Dividend paid in form of demand note payable                                                  $32,000,000
                                                                                                  ===========



         The accompanying notes are an integral part of this statement.

                 NATIONAL INSTITUTIONAL PHARMACY SERVICES, INC.,
                      EXCLUSIVE OF MEDICARE PART B BUSINESS


                          NOTES TO FINANCIAL STATEMENTS

                                  MAY 31, 1998



1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

National Institutional Pharmacy Services, Inc. (NIPSI), is a Delaware corporation that provides medical supplies and equipment, prescription drugs and over-the-counter drugs to long-term care facilities, rehabilitation hospitals and specialty hospitals. NIPSI is a wholly-owned subsidiary of Integrated Health Services, Inc. (the Parent).

These financial statements present the result of operations and financial position for the business operations of NIPSI, which were sold subsequent to year-end. Accordingly, the financial statements have been presented exclusive of the Medicare Part B business and joint ventures, which were not sold, and are presented as National Institutional Pharmacy Services, Inc., Exclusive of Medicare Part B Business (the Company) (see Note 7).

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue, expenses, gains and losses during the reporting periods. Actual results could differ from these estimates.

Income Taxes

The Parent files a consolidated federal income tax return. Income tax expense is based on reported earnings before income taxes after adjusting for permanent differences. The Parent has paid corporate income taxes related to the Company's operations since its inception. During the current year the Company recorded a provision for income taxes of $3,533,809 in taxes. This provision has been reflected as a corresponding capital contribution due to the Parent's ultimate intent to honor the related tax obligations.

Inventory

Inventory consists principally of medical supplies and pharmaceuticals and is stated at the lower of cost or market value utilizing the FIFO (first-in, first-out) method.

Equipment and Leasehold Improvements

Equipment and leasehold improvements are recorded at cost. Depreciation and amortization are computed using the straight-line method over the estimated useful lives of the assets or, with respect to leasehold improvements, over the remaining term of the lease, whichever is shorter. Equipment and leasehold improvements are depreciated over the following useful lives:

Leasehold improvements                                                10 years or remaining
                                                                        term of the lease
Furniture and equipment                                                    5 - 20 years
Vehicles                                                                   3 - 4 years

Revenue Recognition

Revenue is recorded as products are shipped and services are rendered. The Company sells its products principally to residents of long-term care facilities, speciality hospitals and rehabilitation hospitals who are insured by commercial insurers or by various state Medical Assistance programs. In addition the Company has certain agreements with customers to manage the on-site pharmacy. The Company receives a set management fee for these services.

A portion of the Company's sales are covered by various state and Federal reimbursement programs, which are subject to review and/or audit. Reimbursement programs are also subject to change from time to time. Revenues are reported at the estimated net amounts to be received from individuals, third party payors, nursing facilities and others.

Concentration of Credit Risk

Accounts receivable are uncollateralized and are primarily reimbursed by third party payors. As of May 31, 1998, the approximate percentages of accounts receivable from each payor category are as follows:

Medicaid                                            15.8%
Commercial and private payors                       84.2
                                                   -----
                                                   100.0%
                                                   =====

Goodwill

Costs in excess of fair values of businesses acquired are recorded as goodwill and amortized using the straight-line method over 40 years. Amortization of goodwill amounted to approximately $161,159, for the year ended May 31, 1998.

On an ongoing basis, the Company reviews the carrying value of its intangible assets in light of any events or circumstances that indicate they may be impaired or that the amortization period may need to be adjusted. If such circumstances suggest the intangible value cannot be recovered, calculated based on undiscounted cash flows over the remaining amortization period, the carrying value of the intangible will be reduced by such shortfall. As of May 31, 1998, the Company does not believe there is any indication that the carrying value or the amortization period of its intangibles need to be adjusted.

401(k) Benefit Plan

The Parent sponsors a supplemental retirement program established under Section 401(k) of the Internal Revenue Code, as amended. Contributions by the Parent may be made to the plan subject to the discretion of the Board of Directors. No Parent contribution was made for the year ended May 31, 1998.

2. EQUIPMENT AND LEASEHOLD IMPROVEMENTS:

Equipment and leasehold improvements, as stated at cost, are summarized by major classifications, as follows:

         Leasehold improvements                                                 $  317,917
         Furniture and equipment                                                 3,226,273
         Vehicles                                                                  209,703
                                                                                ----------

                                                                                 3,753,893

         Less:  Accumulated depreciation and amortization                        2,291,967
                                                                                ----------
         Property and equipment, net                                            $1,461,926
                                                                                ==========

The Company has expensed as acquired fixed assets with an original purchase of less than $500. This policy is immaterial to the financial statements hereon. Depreciation expense for the year ended May 31, 1998, was $699,603.

3. DEMAND NOTE PAYABLE:

During the current year, the Company declared a $32,000,000 dividend payable to the Parent. The Parent loaned the proceeds back to the Company in exchange for a demand note payable. As of May 31, 1998, the following debt was outstanding:


         Unsecured note payable to NIPSI Holding Co., interest
             at 10%, payable on demand                                    $32,000,000
                                                                          ===========

Interest expense for the year ended May 31, 1998, was $3,238,956. Although the note is due on demand, the provision was not utilized by the note holder through the date of the sale of the Company (See Note 7).

4. COMMITMENTS:

The Company has operating leases for various office and warehouse space. Total rental expense for fiscal year 1998 was $228,835. Future minimum lease payments are as follows:

         Year Ending May 31,
         -------------------
                  1999                                            $158,956
                  2000                                              99,692
                  2001                                              81,324
                  2002                                              24,832
                  2003 and thereafter                                2,219
                                                                  --------
                                                                  $367,023
                                                                  ========

5. RELATED PARTY TRANSACTIONS:

During the normal course of business, the Company engages in transactions with other entities of the Parent. Sales to affiliated companies during the year ended May 31, 1998 totaled $25,170,889. Amounts due from related entities as of May 31, 1998, are included in accounts receivable and total $6,112,113.

6. MAJOR VENDOR:

The Company is currently committed to purchase a certain percentage of the facilities' requirements of prescription pharmaceuticals from the primary supplier. During the current year all inventory needed by the Company was purchased from the primary supplier when the primary supplier had the inventory in-stock. Purchases of inventory under primary supplier relationships during the year ended May 31, 1998, was approximately 89% of total inventory purchases.

7. SUBSEQUENT EVENT:

Effective July 1, 1998, certain assets of the Company were purchased by PharMerica, Inc. (PharMerica). PharMerica is a publicly-held company which owns and operates similar businesses throughout the United States.

                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA


The following unaudited pro forma income statement data for the year ended December 31, 1997, and the six months ended June 30, 1998 have been prepared based on historical income statements of the Company, as adjusted to reflect the acquisitions of NIPSI and the Company's other acquisitions as if each had occurred on January 1, 1997 and January 1, 1998, respectively. The pro forma income statement data may not be indicative of the future results of operations of or what the actual results of operations would have been had the acquisitions described above been effective January 1, 1998 and 1997. The unaudited pro forma balance sheet has been prepared assuming NIPSI was acquired on June 30, 1998.

                       UNAUDITED PROFORMA INCOME STATEMENT



                                                        Year ended December 31, 1997
                              ------------------------------------------------------------------------------
                                                             ($000s omitted)
                                                               Other          Merger
                              PharMerica        NIPSI       Acquisitions     Adjustments            Total
                              ----------      --------      ------------     -----------          ----------
Net sales                      $652,179       $ 56,293        $ 363,563        $     --           $1,072,035
Cost of sales                   355,577         24,474          209,159              --              589,210
                               --------       --------        ---------        --------           ----------
    Gross Profit                296,602         31,819          154,404              --              482,825

Operating Expenses:
    Selling, general
       and
       administrative           216,087         17,558          107,618              --              341,263
    Depreciation/
        Amortization             21,408            864           15,563             563 (1)           38,398
Restructuring costs               5,780             --           (5,780)             --                   --
Merger related costs                 --             --               --              --                   --
Impairment of long-
    lived assets                  5,155             --           (5,155)             --                   --
                               --------       --------        ---------        --------           ----------
    Total operating
        expenses                248,430         18,422          112,246             563              379,660
                               --------       --------        ---------        --------           ----------
Income from
    operations                   48,172         13,397           42,158            (563)             103,165

Interest expense, net             2,483          3,239           34,713          (1,939)(2)           38,496
                               --------       --------        ---------        --------           ----------
    Income before
        taxes                    45,689         10,158            7,446           1,377               64,669

Provision for
    income taxes                 18,992          3,534            9,721             479 (3)           32,726
                               --------       --------        ---------        --------           ----------

                               $ 26,697       $  6,624        $  (2,275)       $    897           $   31,943
                               ========       ========        =========        ========           ==========
Diluted earnings per
share                                                                                             $    0.380
                                                                                                  ==========
Weighted average shares
    outstanding                                                                                       83,978
                                                                                                      ======

                       UNAUDITED PROFORMA INCOME STATEMENT



                                                      Six months ended June 30, 1998
                              ------------------------------------------------------------------------------
                                                             ($000s omitted)
                                                               Other          Merger
                              PharMerica        NIPSI       Acquisitions     Adjustments            Total
                              ----------      --------      ------------     -----------          ----------
Net sales                      $562,349       $28,147         $(10,332)         $  --             $580,164
Cost of sales                   313,664        12,237           (8,074)            --              317,827
                               --------       -------         --------          -----             --------
    Gross Margin                248,685        15,910           (2,257)            --              262,337
    Selling, general
       and
       administrative           174,980         8,779           (2,965)            --              180,794
    Depreciation/
        Amortization             17,416           432               89            282 (1)           18,219
                               --------       -------         --------          -----             --------
    Total operating
        expenses                192,396         9,211           (2,876)           282              199,012
Income from
    operations                   56,289         6,699              619           (282)              63,325
Interest expense, net            17,383         1,620              315           (970)(2)           18,348
                               --------       -------         --------          -----             --------
    Income before
        taxes                    38,906         5,079              304            688               44,977
Provision for
    income taxes                 16,894         1,767              122            240 (3)           19,022
                               --------       -------         --------          -----             --------
    Net income                 $ 22,012       $ 3,312         $    182          $ 449             $ 25,955
                               ========       =======         ========          =====             ========
Diluted earnings per
share                                                                                             $   0.29
                                                                                                  ========
Weighted average shares
    outstanding                                                                                     90,782
                                                                                                  ========

                        UNAUDITED PROFORMA BALANCE SHEET

                                ($000s omitted)



                                                              As of June 30, 1998
                                               --------------------------------------------------
                                                                         Merger
                ASSETS                         PharMerica     NIPSI   Adjustments         Total
                                               ----------   --------  -----------      ----------
Cash and cash equivalents                      $   72,808   $    579    $   (579)(4)   $   72,808
Accounts receivable                               256,070      9,353          --          265,423
Inventories                                        62,520      2,787          --           65,307
Prepaid expenses and other                          2,218     16,484     (16,484)(4)        2,218
Deferred tax assets                                29,195         --          --           29,195
                                               ----------   --------    --------       ----------
    Total current assets                          422,811     29,203     (17,063)         434,951

Equipment and leasehold
    improvements                                   57,985      1,462          --           59,447
Goodwill                                          778,485      5,799       7,516 (5)      791,800
Other assets                                       17,379         86          --           17,465
                                               ----------   --------    --------       ----------
    Total assets                               $1,276,660   $ 36,550    $ (9,547)      $1,303,663
                                               ==========   ========    ========       ==========

         LIABILITIES AND STOCKHOLDERS EQUITY

Accounts payable and accrued
  expenses                                     $  108,679   $  4,503    $  2,500 (6)   $  115,682
Current portion of long-term debt                  11,451     32,000     (32,000)(4)       11,451
Accrued restructuring charges                       8,753         --          --            8,753
                                               ----------   --------    --------       ----------
    Total current liabilities                     128,883     36,503     (29,500)         135,886

Deferred income taxes                              25,725         --          --           25,725
Long-term debt                                    556,320         --      20,000 (7)      576,320
Restructuring charges                               4,760         --          --            4,760
                                               ----------   --------    --------       ----------
    Total liabilities                             715,688     36,503      (9,500)         742,691
                                               ----------   --------    --------       ----------

Common stock                                          899         --          --              899
Additional paid-in capital                        423,626         47         (47)(8)      423,626
Retained earnings                                 136,447         --          --          136,447
                                               ----------   --------    --------       ----------
    Total stockholders' equity                    560,972         47         (47)         560,972
                                               ----------   --------    --------       ----------

    Total liabilities and stockholders
        equity                                 $1,276,660   $ 36,550    $ (9,547)      $1,303,663
                                               ==========   ========    ========       ==========

            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA


(1) Represents the amortization of the additional goodwill recorded for NIPSI over 40 years.
(2) Represents a reduction for the interest expense paid by NIPSI on their note payable to IHS offset by the additional interest expense on the amounts borrowed on PharMerica's line of credit to finance the acquisition at an assumed rate of 6.5%.
(3)  Represents the tax effect of the pro forma merger adjustments.
(4)  Represents assets not acquired and liabilities not assumed.
(5)  Additional goodwill recorded from the NIPSI transaction.
(6)  Reflects assumed expenses of the transaction.
(7) Reflects the additional borrowings on PharMerica's line of credit to finance the acquisition.
(8)  Elimination of NIPSI's equity accounts.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PHARMERICA, INC.





                                    By:  /s/ Gerald Gerlach
                                    --------------------------------------------
                                    Gerald Gerlach
                                    Vice President and Corporate Controller

Date: October 15, 1998

                                  EXHIBIT INDEX


EXHIBIT NO.
-----------

     2 Asset Purchase Agreement dated August 19, 1998 by and between Registrant, NIPSI and IHS (incorporated by reference to Exhibit 2 from the Registrant's Periodic Report on Form 8-K dated September 3, 1998.